
BANDAG, INCORPORATED AND SUBSIDIARIES
                                                                    (In thousands except per share data)
                                                       ------------------------------------------------------------
                                                             Three Months Ended             Twelve Months Ended
                                                       ------------------------------------------------------------
Unaudited Condensed Consolidated Statements of Earnings      12/31/00     12/31/99         12/31/00       12/31/99
-------------------------------------------------------------------------------------------------------------------
Net sales                                                  $  252,749   $  263,167      $   996,059    $ 1,012,665
Interest income                                                 3,152        1,535            7,520          6,098
Other income                                                    2,869        5,265            9,847          9,115
                                                           ----------   ----------      -----------    -----------
                                                              258,770      269,967        1,013,426      1,027,878

Cost of products sold                                         161,560      161,278          621,355        619,926
Engineering, selling, administrative and other expenses        73,475       77,512          283,964        292,635
Non-recurring charges                                               -       13,500                -         13,500
Interest expense                                                2,256        2,489            8,732          9,727
                                                           ----------   ----------      -----------    -----------
                                                              237,291      254,779          914,051        935,788
                                                           ----------   ----------      -----------    -----------
Earnings before income taxes                                   21,479       15,188           99,375         92,090
Income taxes                                                    6,715        7,077           39,042         39,760
                                                           ----------   ----------      -----------    -----------
Net earnings                                               $   14,764   $    8,111      $    60,333    $    52,330
                                                           ==========   ==========      ===========    ===========
Net earnings per share - Basic                             $     0.72   $     0.38      $      2.92    $      2.41
Net earnings per share - Diluted                           $     0.71   $     0.38      $      2.90    $      2.40
Cash dividends per share                                   $    0.305   $    0.295      $     1.190    $     1.150
Depreciation included in expense                           $   10,596   $   14,027      $    40,473    $    43,850
Amortization included in expense                           $    2,572   $    2,516      $     9,992    $     9,914
Average shares outstanding - Basic                             20,605       21,302           20,693         21,707
Average shares outstanding - Diluted                           20,751       21,342           20,778         21,764

                                                                                              (In thousands)
                                                                                  ---------------------------------
                                                                                           Twelve Months Ended
                                                                                  ---------------------------------
Unaudited Condensed Consolidated Statements of Cash Flows                                  l2/31/00       12/31/99
-------------------------------------------------------------------------------------------------------------------
Operating Activities
  Net earnings                                                                          $    60,333    $    52,330
  Provision for depreciation and amortization                                                50,465         53,764
  Increase (decrease) in operating assets and liabilities - net                             (11,523)         6,325
                                                                                        -----------    -----------
    Net cash provided by operating activities                                                99,275        112,419
Investing Activities
  Additions to property, plant and equipment                                                (26,267)       (41,903)
  Proceeds from the dispositions of property, plant, and equipment                            3,481          3,503
  Purchases of investments                                                                  (10,795)       (11,784)
  Maturities of investments                                                                  11,829         12,044
  Payments for acquisitions of businesses                                                    (5,929)        (6,899)
                                                                                        -----------    -----------
    Net cash used in investing activities                                                   (27,681)       (45,039)
Financing Activities
  Proceeds from short-term notes payable                                                          -            538
  Principal payments on short-term notes payable and other long-term liabilities               (991)        (2,717)
  Cash dividends                                                                            (24,494)       (25,001)
  Purchases of Common Stock and Class A Common Stock                                         (7,327)       (25,082)
                                                                                        -----------    -----------
    Net cash used in financing activities                                                   (32,812)       (52,262)
Effect of exchange rate changes on cash and cash equivalents                                 (3,407)        (2,397)
                                                                                        -----------    -----------
    Increase in cash and cash equivalents                                                    35,375         12,721
Cash and cash equivalents at beginning of year                                               50,633         37,912
                                                                                        -----------    -----------
    Cash and cash equivalents at end of year                                            $    86,008    $    50,633
                                                                                        ===========    ===========

BANDAG, INCORPORATED AND SUBSIDIARIES

                                                                                              (In thousands)
                                                                                  ---------------------------------
                                                                                           Dec. 31,       Dec. 31,
                                                                                  ---------------------------------
Unaudited Condensed Consolidated Balance Sheets                                                2000           1999
-------------------------------------------------------------------------------------------------------------------
ASSETS:
Cash and cash equivalents                                                               $    86,008    $    50,633
Investments                                                                                   7,377          9,461
Accounts receivable - net                                                                   177,103        199,710
Inventories:
  Finished products                                                                          84,156         94,278
  Materials & work-in-process                                                                17,484         16,244
                                                                                        -----------    -----------
                                                                                            101,640        110,522
Other current assets                                                                         55,051         57,792
                                                                                        -----------    -----------
  Total current assets                                                                      427,179        428,118
Property, plant, and equipment                                                              502,807        502,787
  Less accumulated depreciation                                                            (325,651)      (304,802)
                                                                                        -----------    -----------
                                                                                            177,156        197,985
Other assets, net                                                                           110,214         96,318
                                                                                        -----------    -----------
  Total assets                                                                          $   714,549    $   722,421
                                                                                        ===========    ===========


LIABILITIES & STOCKHOLDERS' EQUITY:
-------------------------------------------------------------------------------------------------------------------
Accounts payable                                                                        $    18,294    $    33,472
Income taxes payable                                                                         13,037         18,998
Accrued employee compensation and benefits                                                   26,555         25,530
Accrued marketing expenses                                                                   29,630         27,190
Other accrued expenses                                                                       36,729         45,823
Short-term notes payable and current portion of other obligations                             8,490          3,040
                                                                                        -----------    -----------
  Total current liabilities                                                                 132,735        154,053
Long-term debt and other obligations                                                        105,163        111,151
Deferred income tax liabilities                                                               2,494          3,142
Stockholders' equity:
  Common Stock; $1 par value; authorized - 21,500,000 shares;
    Issued and outstanding - 9,057,561 shares in 2000; 9,088,403 in 1999                      9,058          9,088
  Class A Common Stock; $1 par value; authorized - 50,000,000 shares;
    Issued and outstanding - 9,465,445 shares in 2000; 9,637,187 in 1999                      9,465          9,637
  Class B Common Stock; $1 par value; authorized - 8,500,000 shares;
    Issued and outstanding - 2,038,745 shares in 2000; 2,045,251 in 1999                      2,039          2,045
  Additional paid-in capital                                                                  8,256          7,476
  Retained earnings                                                                         484,987        456,247
  Equity adjustment from foreign currency translation                                       (39,648)       (30,418)
                                                                                        -----------    -----------
    Total equity                                                                            474,157        454,075
                                                                                        -----------    -----------
    Total liabilities & stockholders' equity                                            $   714,549    $   722,421
                                                                                        ===========    ===========
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